                                                                    EXHIBIT 10.1

                                     FORM OF
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                               AND LIMITED WAIVER

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "AMENDMENT") is entered into as of July 31, 2001, among WILLIAMS OLP, L.P., a Delaware limited partnership ("BORROWER"), the undersigned Guarantors ("GUARANTORS"), BANK OF AMERICA, N.A., as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement hereinafter referenced, and the Lenders (as defined in the Credit Agreement) party hereto.

         Reference is made to the Credit Agreement dated as of February 6, 2001 (the "CREDIT AGREEMENT") among Borrower, Administrative Agent, Lehman Commercial Paper, Inc., as Syndication Agent, SunTrust Bank as Documentation Agent, and the Lenders party thereto. Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all Section and Schedule references herein are to Sections and Schedules in the Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                                    RECITALS

         A. Borrower has advised the Administrative Agent and the Lenders that as of March 31, 2001, the Interest Coverage Ratio was 2.3 to 1.0, which is lower than the 3.0 Interest Coverage Ratio required by SECTION 7.14(a) of the Credit Agreement. Borrower has advised that this is the result of including, in such calculation, interest expense with respect to approximately $225,000,000 of intercompany debt that was repaid with proceeds of the MLP Offering. Therefore, Borrower has requested that the Administrative Agent and the Lenders agree to waive such Interest Coverage Ratio default, and to amend the definition of Interest Coverage Ratio. Borrower also has requested amendments to the Credit Agreement to allocate a portion of the Revolver Commitment from the Working Capital/Distribution Subfacility to the Acquisition Subfacility so that the Acquisition Subfacility Commitment equals $48,000,000 and the Working Capital/Distribution Subfacility Commitment equals $12,000,000. In addition to this First Amendment, Borrower also has requested that the Administrative Agent and the Lenders enter into a Second Amendment to Credit Agreement to increase the Revolver Commitment from $60,000,000 to an amount up to $85,000,000 by increasing the Acquisition Subfacility from $48,000,000 to an amount up to $73,000,000.

         B. Subject to the terms and conditions of this Amendment, the Administrative Agent and the undersigned Lenders are willing to agree to such amendments.

         Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

         PARAGRAPH 1. LIMITED WAIVER. The undersigned Administrative Agent and Lenders hereby waive the Event of Default under SECTION 7.14(a) of the Credit Agreement resulting from the Interest Coverage Ratio being less than 3.0 to 1.0 as of the fiscal quarter ending March 31, 2001. Nothing herein shall, or shall be deemed to, waive the provisions of SECTION 7.14(a) or any other provisions of the Credit Agreement, except as expressly set forth above with respect to the Interest Coverage Ratio as of March 31, 2001.



                                             FIRST AMENDMENT TO CREDIT AGREEMENT

         PARAGRAPH 2. AMENDMENTS.

         2.1 DEFINITIONS.

         (a) The definition of "ACQUISITION SUBFACILITY COMMITMENT" is amended in its entirety to read as follows:

                  "ACQUISITION SUBFACILITY COMMITMENT means an amount (subject to reduction or cancellation as herein provided) equal to $48,000,000.00."

         (b) The definition of "INTEREST COVERAGE RATIO" is amended in its entirety to read as follows:

                  "INTEREST COVERAGE RATIO" means (1) as of June 30, 2001 and as of September 30, 2001 (each, a "DETERMINATION DATE") the ratio of (a) the sum of (i) Consolidated EBITDA for the period from January 1, 2001 through such Determination Date and (ii) Consolidated Lease and Rental Expense during such period to
                  (b) the sum of (i) Consolidated Interest Charges during such period and (ii) Consolidated Lease and Rental Expense during such period, and (2) as of the last day of the fiscal quarter ending on December 31, 2001 and as of the last day of each fiscal quarter thereafter the ratio of (a) the sum of (i) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date and (ii) Consolidated Lease and Rental Expense during such period to (b) the sum of (i) Consolidated Interest Charges during such period and (ii) Consolidated Lease and Rental Expense during such period. For purposes of calculating the Interest Coverage Ratio, Consolidated Interest Charges for the fiscal quarter ending March 31, 2001 shall be calculated on a pro forma basis based on Consolidated Interest Charges for the period from February 6, 2001 through March 31, 2001."

         (c) The definition of "WORKING CAPITAL/DISTRIBUTION SUBFACILITY COMMITMENT" is amended in its entirety to read as follows:

                  "WORKING CAPITAL/DISTRIBUTION SUBFACILITY COMMITMENT means an amount (subject to reduction or cancellation as herein provided) equal to $12,000,000.00."

         2.2 SCHEDULE 2.01. SCHEDULE 2.01 is hereby deleted in its entirety and
SCHEDULE 2.01 attached hereto is substituted in lieu thereof.

         2.3 EXHIBITS.

         (a) EXHIBIT A-1 is hereby deleted in its entirety and EXHIBIT A-1 attached hereto is substituted in lieu thereof.

         (b) EXHIBIT C-1 is hereby deleted in its entirety and EXHIBIT C-1 attached hereto is substituted in lieu thereof.



                                             FIRST AMENDMENT TO CREDIT AGREEMENT

         PARAGRAPH 3. EFFECTIVE DATE. Notwithstanding any contrary provision, this Amendment is not effective until the date (the "EFFECTIVE DATE") the Administrative Agent shall have received counterparts of this Amendment, executed by Borrower, Guarantors and the Required Lenders.

         PARAGRAPH 4. ACKNOWLEDGMENT AND RATIFICATION. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (a) consent to the agreements in this Amendment and (b) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all guaranties and Rights thereunder are hereby ratified and confirmed.

         PARAGRAPH 5. REPRESENTATIONS. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor represent and warrant to the Administrative Agent and the Lenders that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) after taking into account the waiver in Paragraph 1 of this Amendment, no Default or Event of Default exists.

         PARAGRAPH 6. EXPENSES. Borrower shall pay all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the fees and expenses of the Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

         PARAGRAPH 7. MISCELLANEOUS. This Amendment is a "Loan Document" referred to in the Credit Agreement. The provisions relating to Loan Documents in ARTICLE 10 of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and
(e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         PARAGRAPH 8. ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         PARAGRAPH 9. PARTIES. This Amendment binds and inures to the benefit of Borrower, Guarantors, Administrative Agent, Lenders, and their respective successors and assigns.

         PARAGRAPH 10. FURTHER ASSURANCES. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Agreement.



                                             FIRST AMENDMENT TO CREDIT AGREEMENT

         The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES TO FOLLOW.



                                             FIRST AMENDMENT TO CREDIT AGREEMENT

                                       BORROWER:

                                       WILLIAMS OLP, L.P.

                                       By: WILLIAMS GP LLC, its
                                           General Partner


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       GUARANTORS:

                                       WILLIAMS NGL, LLC


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       WILLIAMS TERMINALS HOLDING L.P.

                                       By: WILLIAMS NGL, LLC, its
                                           General Partner


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       WILLIAMS PIPELINES HOLDINGS L.P.


                                       By: WILLIAMS NGL, LLC, its
                                           General Partner


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       WILLIAMS AMMONIA PIPELINE L.P.


                                       By: WILLIAMS NGL, LLC, its
                                           General Partner


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       BANK OF AMERICA, n.a., as Administrative
                                       Agent and as a Lender


                                       By:
                                          --------------------------------------
                                          Claire M. Liu
                                          Managing Director



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       LEHMAN COMMERCIAL PAPER, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       SUNTRUST BANK


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       ABN AMRO BANK, N.V.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                 -------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       NATIONAL WESTMINSTER BANK PLC,
                                       NEW YORK BRANCH


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       BANK ONE, NA


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       BARCLAYS BANK PLC


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       BAYERISCHE LANDESBANK GIROZENTRALE,
                                       CAYMAN ISLANDS BRANCH


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       NATEXIS BANQUES POPULAIRES


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                       UBS AG, STAMFORD BRANCH


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



             [SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                  SCHEDULE 2.01



                                   COMMITMENTS

            LENDER                                      REVOLVING FACILITY                                  TERM LOAN FACILITY
                                                        ------------------                                  ------------------
                                                                         Working Capital/
                                    Acquisition Subfacility          Distribution Subfacility
                                    -----------------------          ------------------------
Bank of America                          $4,800,000.00                     $1,200,000.00                      $ 9,000,000.00

Lehman Commercial Paper, Inc.            $4,800,000.00                     $1,200,000.00                      $ 9,000,000.00

SunTrust Bank                            $5,600,000.00                     $1,400,000.00                      $10,500,000.00

ABN AMRO Bank, N.V.                      $5,600,000.00                     $1,400,000.00                      $10,500,000.00

National Westminster Bank Plc            $5,600,000.00                     $1,400,000.00                      $10,500,000.00

Bank One, NA                             $4,800,000.00                     $1,200,000.00                      $ 9,000,000.00

Barclays Bank Plc                        $4,800,000.00                     $1,200,000.00                      $ 9,000,000.00

Bayerische Landesbank                    $4,800,000.00                     $1,200,000.00                      $ 9,000,000.00
Girozentrale

UBS AG, Stamford Branch                  $4,000,000.00                     $1,000,000.00                      $ 7,500,000.00

Natexis Banques Populaires               $3,200,000.00                     $  800,000.00                      $ 6,000,000.00



            Total:                       $  48,000,000                     $  12,000,000                      $   90,000,000



                                                                   SCHEDULE 2.01

                                                                     EXHIBIT A-1


                            FORM OF BORROWING NOTICE

                                                       Date:  ___________, _____

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of February 6, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "AGREEMENT;" the terms defined therein being used herein as therein defined), among Williams OLP, L.P., a Delaware limited partnership (the "BORROWER"), the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Lehman Commercial Paper, Inc., as Syndication Agent, and SunTrust Bank, as Documentation Agent.

The undersigned hereby requests (select one):

I.       REVOLVER FACILITY

         A.       Acquisition Subfacility

                  1.       Status Information for the Acquisition Subfacility

                           (a)      Amount of the Acquisition Subfacility:
                                    $48,000,000

                           (b) Acquisition Subfacility Principal Debt prior to the Borrowing requested herein:
                                    $____________

                           (c)      Principal amount of Loans under the
                                    Acquisition Subfacility available to be
                                    borrowed: $______________

                  2.       Amount of Borrowing: $___________

                  3.       Requested date of Borrowing: _________________, 200_.

                  4.       Requested Type of Loan and applicable Dollar amount:

                           (a)      Base Rate Loan for
                                    $________________________.

                           (b) Eurodollar Rate Loan with Interest Period of:

                                    (i)      one month for $_______________

                                    (ii)     two months for $_______________

                                    (iii)    three months for $_______________

                                    (iv)     six months for $_______________



                                  Exhibit A-1
                                     Page 1
                            Form of Borrowing Notice

B.     Working Capital/Distribution Subfacility

                1.       Status Information for the Working
                         Capital/Distribution Subfacility

                         (a)      Amount of the Working Capital/Distribution
                                  Subfacility: $12,000,000

                         (b) Working Capital/Distribution Subfacility Principal Debt prior to the Borrowing requested herein: $____________

                         (c) Principal amount of Loans under the Working Capital/Distribution Subfacility available to be borrowed (prior to the following requested herein) (1(a) minus 1(b)):
                                  $______________

                2.       Amount of Borrowing: $____________

                3.       Requested date of Borrowing: ______________, 200_.

                4.       Requested Type of Loan and applicable Dollar amount:

                         (a)      Base Rate Loan for
                                  $________________________.

                         (b) Eurodollar Rate Loan with Interest Period of:

                                  (i)      one month for $_______________

                                  (ii)     two months for $_______________

                                  (iii)    three months for $_______________

                                  (iv)     six months for $_______________

                5.       Purpose of Loan:

                         ___ Working Capital

                         ___ To fund Quarterly Distribution (Section 6.11(c)(ii)
                             of the Agreement)

                6.       If the Loan is for the purpose of funding Quarterly
                         Distribution: Amount remaining undrawn under the Working Capital/Distribution Subfacility after giving effect to the Borrowing herein requested is:
                         $___________ (must be not less than $9,000,000)

II.    Term Loan Facility

                1.       Amount of Borrowing: $___________

                2.       Requested date of Borrowing: _________________, 200_.

                3.       Requested Type of Loan and applicable Dollar amount:

                         (a)      Base Rate Loan for
                                  $________________________.



                                  Exhibit A-1
                                     Page 2
                            Form of Borrowing Notice

                           (b) Eurodollar Rate Loan with Interest Period of:

                                    (i)      one month for $_______________

                                    (ii)     two months for $_______________

                                    (iii)    three months for $_______________

                                    (iv)     six months for $_______________

The undersigned hereby certifies that the following statements will be true on the date of the proposed Borrowing(s) after giving effect thereto and to the application of the proceeds therefrom:

                  (a) the representations and warranties of the Borrower contained in ARTICLE V of the Agreement are true and correct as though made on and as of such date (except such representations and warranties which expressly refer to an earlier date, which are true and correct as of such earlier date); and

                  (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing(s).

The Borrowing requested herein complies with SECTIONS 2.01, 2.02 and 2.03 of the Agreement, as applicable.

                                       WILLIAMS OLP, L.P.

                                       By Williams GP LLC, its
                                          General Partner

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                  Exhibit A-1
                                     Page 3
                            Form of Borrowing Notice

                                                                     EXHIBIT C-1

                         FORM OF COMPLIANCE CERTIFICATE
                   (Pursuant to SECTION 6.02 of the Agreement)

         Financial Statement Date:  ___________, ____

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of February 6, 2001 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "AGREEMENT;" the terms defined therein being used herein as therein defined), among Williams OLP, L.P., a Delaware limited partnership (the "BORROWER"), the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Lehman Commercial Paper, Inc., as Syndication Agent, and SunTrust Bank, as Documentation Agent. Capitalized terms used herein but not defined herein shall have the meaning set forth in the Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ________________________________________ of the Borrower, and
that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following for fiscal year-end financial statements]

1. Attached hereto as SCHEDULE 1 are the year-end unaudited financial statements required by SECTION 6.01(b) of the Agreement for the fiscal year of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. Attached hereto as SCHEDULE 2 are the year-end audited financial statements required by SECTION 6.01(d) of the Agreement for the fiscal year of the MLP ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following for fiscal quarter-end financial statements]

1. Attached hereto as SCHEDULE 1 are the unaudited financial statements required by SECTION 6.01(c) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. Attached hereto as SCHEDULE 3 are the unaudited financial statements required by SECTION 6.01(d) of the Agreement for the fiscal quarter of the MLP ended as of the above date, together with a certificate of a Responsible Officer of the MLP stating that such financial statements fairly present the financial condition, results of operations and cash flows of the MLP and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.



                                   Exhibit C-1
                                     Page 1
                         Form of Compliance Certificate

[Use the following for both fiscal year-end and quarter-end financial statements]

3. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

4. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and no Default or Event of Default has occurred and is continuing except as follows (list of each such Default or Event of Default and include the information required by SECTION 6.03 of the Credit Agreement):

[                          ]

5. The covenant analyses and information set forth on SCHEDULE 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ______________, ________.

                                       WILLIAMS OLP, L.P.

                                       By: Williams GP LLC, its
                                           General Partner

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                   Exhibit C-1
                                     Page 2
                         Form of Compliance Certificate

                For the Quarter/Year ended ___________________("STATEMENT DATE")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I.       SECTION 2.01(a) - Acquisition Subfacility ($48,000,000)

         A.       Acquisition Subfacility Principal Debt on the first day of the most recently ended fiscal quarter (the "SUBJECT
                  Quarter"):                                                                        $__________

         B.       Borrowings under the Acquisition Subfacility during the
                  Subject Quarter (list each by the date and $ amount of the
                  Borrowing):                                                    Date               $Amount
                                                                                 ----                ------

         C.       Borrowings repaid under the Acquisition Subfacility during the Subject Quarter (list each by the date and $ amount of
                  the repayment):                                                Date               $Amount
                                                                                 ----                ------

         D.       Acquisition Subfacility Principal Debt on the last day of
                  the Subject Quarter:                                                              $__________

         E.       On any day during the Subject Quarter, did the Acquisition
                  Subfacility Principal Debt exceed $48,000,000?
                                                                                                    YES/NO
II.      SECTION 2.01(b) - Working Capital/Distribution Subfacility
         ($12,000,000)

         A.       Working Capital/Distribution Subfacility Principal Debt on
                  the first day of the Subject Quarter:                                             $__________

         B.       Borrowings under the Working Capital/Distribution Subfacility to fund working capital requirements of the Borrower and its
                  Subsidiaries (list each by the date and $ amount of the
                  Borrowing):                                                    Date               $Amount
                                                                                 ----                ------

         C.       Borrowings under the Working Capital/Distribution Subfacility to fund Quarterly Distributions (list each by the date and
                  $ amount of the Borrowing):                                    Date               $Amount
                                                                                 ----                ------

         D.       Borrowings repaid under the Working Capital/Distribution
                  Subfacility (list each by the date and $ amount of the
                  repayment):                                                    Date               $Amount
                                                                                 ----                ------



                                   Exhibit C-1
                                     Page 3
                         Form of Compliance Certificate

         E.       Working Capital/Distribution Subfacility Principal Debt on
                  the last day of the Subject Quarter:                                              $_________

         F.       On any day during the Subject Quarter, did the Working
                  Capital/Distribution Subfacility Principal Debt exceed
                  $12,000,000?                                                                      YES/NO

         G.       On the date of each Borrowing under the Working
                  Capital/Distribution Subfacility (after giving effect to
                  such Borrowing), was the undrawn amount of Working
                  Capital/Distribution Subfacility Commitment $9,000,000 or
                  more?  (SECTION 2.01(b))                                                          YES/NO

III.     SECTION 6.13 - Clean Down Period for Working Capital/Distribution
         Subfacility

         A.       One clean down period of fifteen (15) consecutive days
                  during the twelve (12) month period beginning on the Initial
                  Funding Date, and for a period of fifteen (15) consecutive days each twelve (12) month period thereafter is required.
                  For the current twelve (12) month period, describe the clean down period (period of consecutive days (and dates) during the current twelve (12) month period that the Working
                  Capital/Distribution Subfacility Principal Debt = $0.00):
                                                                                 # of Days          Dates
                                                                                 ---------          -----
IV.      SECTION 7.03 - Indebtedness

         A.       Principal amount of purchase money indebtedness outstanding
                  (SECTION 7.03(c)):                                                                $__________

                  Maximum permitted $5,000,000

         B.       Principal amount of unsecured Indebtedness and Synthetic
                  Leases permitted pursuant to SECTION 7.03(d):


                  1.       Amount of unsecured Indebtedness:                                        $__________

                  2.       Amount of Synthetic Leases:                                              $__________

                  3.       Aggregate amount of unsecured Indebtedness and
                           Synthetic Leases under SECTION 7.03(d) (IV.B.1 +
                           IV.B.2):                                                                 $__________

                  Maximum permitted: $75,000,000.



                                   Exhibit C-1
                                     Page 4
                         Form of Compliance Certificate

         C.       Principal amount of Permitted Affiliated Subordinated Debt
                  outstanding (SECTION 7.03(e)):                                                    $__________

                  Maximum permitted:  $50,000,000


V.       SECTION 7.14(a) - Interest Coverage Ratio.

         A. Consolidated EBITDA for the relevant period (as specified in the definition of "Interest Coverage Ratio") ending on above date ("SUBJECT PERIOD"):

                  1.       Consolidated Net Income for Subject Period:                              $__________

                  2.       Consolidated Interest Charges for Subject Period:                        $__________

                  3.       Provision for income taxes for Subject Period:                           $__________

                  4.       Depreciation expenses for Subject Period:                                $__________

                  5.       Amortization expenses for intangibles for Subject
                           Period:                                                                  $__________

                  6.       Consolidated EBITDA (prior to pro forma adjustments
                           for Asset Acquisitions pursuant to
                           SECTION 7.14(c)(i)) (Lines V.A.1 + 2 + 3 + 4 + 5):
                                                                                                    $__________
                  7.       Pro forma adjustments to EBITDA for Asset
                           Acquisitions during the Subject Period (SECTION
                           7.14(c)(i)), giving effect to such Asset Acquisitions
                           on a pro forma basis for the Subject Period as if
                           such Asset Acquisitions occurred on the first day of
                           the Subject Period:
                                                                                                    $__________
                  8.       Consolidated EBITDA, including pro forma
                           adjustments for Asset Acquisitions (Lines V.A.6 +
                           V.A.7):                                                                  $__________

         B.       Consolidated Interest Charges for Subject Period:

                  1.       Consolidated Interest Charges for the Subject
                           Period:
                                                                                                    $__________
                  2.       Pro forma adjustment for the Subject Period:



                                   Exhibit C-1
                                     Page 5
                         Form of Compliance Certificate

                                                                                                    $__________
                  3.       Consolidated Interest Charges, including pro forma
                           adjustments (Lines V.B.1 + V.B.2):                                       $__________

         C.       Consolidated Lease and Rental Expense for Subject Period:

                  1.       Consolidated Lease and Rental Expense for the
                           Subject Period:
                                                                                                    $__________
                  2.       Pro forma adjustment for Consolidated Lease and
                           Rental Expense during the Subject Period:

                                                                                                    $__________
                  3.       Consolidated Lease and Rental Expense, including
                           pro forma adjustments (Lines V.C.1 + V.C.2):                             $__________

         D.       Interest Coverage Ratio:

                  1.       Consolidated EBITDA adjusted for Asset Acquisitions
                           (Line V.A.8):                                                            $__________

                  2.       Consolidated Interest Charges adjusted for Asset
                           Acquisitions (Line V.B.3):                                               $__________

3.       Consolidated Lease and Rental Expense, including pro forma adjustments
                           (Line V.C.3):                                                            $__________

                  4.       Interest Coverage Ratio (Line V.D.1 + Line V.D.3)
                           / (Line V.D.2 + Line V.D.3):                                            _____ to 1.0

                  Minimum required: 3.0:1.0

VI.      SECTION 7.14(b) - Leverage Ratio

         A.       Consolidated Total Debt:                                                          $__________

         B.       Permitted Affiliate Subordinated Debt:                                            $__________

         C.       Consolidated Total Debt excluding Permitted Affiliate
                  Subordinated Debt (Line VI.A minus Line VI.B):
                                                                                                    $__________

         D.       Consolidated EBITDA (including pro forma adjustments for
                  Asset Acquisitions) (Line V.A.8 above):
                                                                                                    $__________

         E.       Leverage Ratio (Line VI.C / Line VI.D):
                                                                                                    _____ to 1.0
                  Maximum permitted: 4.0:1.0



                                   Exhibit C-1
                                     Page 6
                         Form of Compliance Certificate